As filed with the U.S. Securities and Exchange Commission on May 8, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: February 29, 2024

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

February 29, 2024

Range Cancer Therapeutics ETF

Ticker: CNCR

Range Cancer Therapeutics ETF

Range Cancer Therapeutics ETF

Letter to Shareholders

(Unaudited)

Dear Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Range Cancer Therapeutics ETF (“CNCR” or the “Fund”). The following information pertains to the current fiscal period of September 1, 2023 through February 29, 2024 (the “current fiscal period”). The Fund seeks to track the total return performance, before fees and expenses, of the Range Cancer Therapeutics Index (the “Index”). The Index tracks the performance of a basket of companies that develop therapies to treat cancer by harnessing the body’s own immune system. It contains both large, leading pharmaceutical companies and growth-oriented biotechnology companies.

In 2023, the CNCR ETF embarked on a path to recovery and growth after enduring a difficult period. The Fund concluded 2023 with a modest downturn of -1.89% of market price, a recuperation from steeper losses experienced earlier. The Federal Reserve’s interest rate hikes tightened conditions in capital markets, adversely affecting capital-heavy sectors such as biotechnology. However, as the year drew to a close, the market valuations and investor sentiment, having reached a short-term low, rebounded. This resurgence was driven by a surge in strategic mergers and acquisitions, notably in the oncology therapeutics space, which significantly bolstered the value of CNCR’s underlying holdings and offset much of its earlier decline. The positive trend gained from this late-year activity has carried forward into 2024, underpinned by continued vigorous M&A activity.

The Fund had positive performance during the current fiscal period. The market price for CNCR increased 43.68% and the Net Asset Value (NAV) increased 42.30%, while the S&P 500® Index, a broad market index, increased 13.93% over the same period. The Fund’s Index increased 43.35%.

For the current fiscal period, the top three performers were Mersana Therapeutics, Inc., Janux Therapeutics, Inc. and MacroGenics, Inc.

The three top detractors from Fund performance for the current fiscal period were Genelux Corporation, iTeos Therapeutics, Inc. and Apollomics, Inc.

The Fund commenced operations on October 13, 2015, with 1,130,814 outstanding shares as of February 29, 2024.

We appreciate your investment in CNCR.

Sincerely,

J. Garrett Stevens
Chief Executive Officer,
Exchange Traded Concepts, LLC

Range Cancer Therapeutics ETF

Letter to Shareholders

(Unaudited) (Continued)

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of an ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund will invest in immunotherapy companies which are highly dependent on the development, procurement and marketing of drugs and the protection and exploitation of intellectual property rights. A company’s valuation can also be greatly affected if one of its products is proven or alleged to be unsafe, ineffective or unprofitable. The costs associated with developing new drugs can be significant, and the results are unpredictable. The process for obtaining regulatory approval by the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals with be obtained and maintained. The Fund may invest in foreign securities, which involve political, economic, currency risk, greater volatility, and differences in accounting methods. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The performance of the Fund may diverge from that of the Index and may experience tracking error to a greater extent than a fund that seeks to replicate an index.

Standard & Poor’s 500® Index (S&P 500® Index) – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Quotes for the Index can be found under the symbol “SPX” on the Bloomberg Professional service and other financial data providers.

The Range Cancer Therapeutics Index is an index of approximately 85 securities that have a strategic focus on the area of cancer immunotherapy or harnessing the immune system to fight cancer. Quotes for the Index can be found under the symbol “CNCRX” on the Bloomberg Professional service and other financial data providers.

One may not directly invest in an index.

Past performance is not a guarantee of future results.

Fund holdings are subject to change and are not a recommendation to buy or sell any security. For a complete listing of the Fund’s holdings please view the Schedule of Investments in this report. The Range Cancer Therapeutics ETF is distributed by Quasar Distributors, LLC. Range Fund Holdings is the index provider of the Fund.

Range Cancer Therapeutics ETF

Portfolio Allocation

As of February 29, 2024 (Unaudited)

Industry Group	Percentage of Net Assets
Biotechnology (a)	81.3%
Pharmaceuticals	17.2
Healthcare-Services	0.7
Software	0.6
Short-Term Investments	0.3
Liabilities in Excess of Other Assets	(0.1)
Total	100.0%

Country	Percentage of Net Assets
United States (b)	86.9%
United Kingdom	5.0
Germany	3.4
Netherlands	1.7
Hong Kong	0.9
France	0.7
Denmark	0.6
Canada	0.6
Short-Term Investments	0.3
Liabilities in Excess of Other Assets	(0.1)
Total	100.0%

(a)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 8 in the Notes to Financial Statements.

(b)

To the extent that the Fund invests more heavily in a particular country, its performance will be especially sensitive to developments that significantly affect those countries. See Note 8 in the Notes to Financial Statements.

Range Cancer Therapeutics ETF

Schedule of Investments

February 29, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Biotechnology — 81.3% (a)
40,728	2seventy bio, Inc. (b)	$211,785
15,634	Acrivon Therapeutics, Inc. (b)	75,981
96,463	Adicet Bio, Inc. (b)	226,688
125,917	Agenus, Inc. (b)	84,364
42,403	Allogene Therapeutics, Inc. (b)	208,199
17,660	Ambrx Biopharma, Inc. (b)	493,420
41,971	Apollomics, Inc. (b)	31,436
4,988	Arcellx, Inc. (b)	328,310
8,018	Arcus Biosciences, Inc. (b)	153,384
17,529	Aura Biosciences, Inc. (b)	158,988
57,474	Autolus Therapeutics plc - ADR (b)	344,844
7,914	Bicycle Therapeutics plc - ADR (b)	198,562
10,881	Biomea Fusion, Inc. (b)	190,417
1,458	BioNTech SE - ADR (b)	129,704
3,258	Blueprint Medicines Corporation (b)	304,688
28,148	Caribou Biosciences, Inc. (b)	222,651
77,442	Compass Therapeutics, Inc. (b)	137,847
16,561	Cullinan Oncology, Inc. (b)	305,882
11,849	Day One Biopharmaceuticals, Inc. (b)	198,234
12,290	Deciphera Pharmaceuticals, Inc. (b)	205,120
63,934	Erasca, Inc. (b)	152,163
7,562	Exelixis, Inc. (b)	165,608
32,092	Exscientia plc - ADR (b)	213,412
74,978	Fate Therapeutics, Inc. (b)	531,594
7,294	Genelux Corporation (b)	53,246
4,341	Genmab AS - ADR (b)	120,550
74,639	Geron Corporation (b)	149,278
5,654	Ideaya Biosciences, Inc. (b)	252,734
22,410	IGM Biosciences, Inc. (b)	283,038
13,531	Immatics NV (b)	169,273
91,640	ImmunityBio, Inc. (b)	433,457
3,124	Immunocore Holdings plc - ADR (b)	209,995
7,887	Inhibrx, Inc. (b)	288,901
55,168	Innate Pharma SA - ADR (b)	145,092
31,298	Iovance Biotherapeutics, Inc. (b)	497,951

The accompanying notes are an integral part of these financial statements.

Range Cancer Therapeutics ETF

Schedule of Investments
February 29, 2024 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Biotechnology — 81.3% (a) (Continued)
13,387	iTeos Therapeutics, Inc. (b)	$143,375
16,711	Janux Therapeutics, Inc. (b)	808,478
136,324	Karyopharm Therapeutics, Inc. (b)	158,136
8,658	Kymera Therapeutics, Inc. (b)	369,697
2,485	Legend Biotech Corporation - ADR (b)	161,923
35,397	MacroGenics, Inc. (b)	635,022
116,163	Mersana Therapeutics, Inc. (b)	631,927
27,445	Monte Rosa Therapeutics, Inc. (b)	173,727
20,515	MorphoSys AG - ADR (b)	361,064
125,917	NGM Biopharmaceuticals, Inc. (b)	191,394
18,617	Nurix Therapeutics, Inc. (b)	229,920
3,483	Nuvalent, Inc. - Class A (b)	292,990
126,886	Nuvation Bio, Inc. (b)	237,277
110,706	Precigen, Inc. (b)	170,487
51,871	Prelude Therapeutics, Inc. (b)	223,045
8,459	RAPT Therapeutics, Inc. (b)	72,494
19,247	Recursion Pharmaceuticals, Inc. - Class A (b)	259,065
199	Regeneron Pharmaceuticals, Inc. (b)	192,252
17,603	Relay Therapeutics, Inc. (b)	176,382
9,219	Replimune Group, Inc. (b)	79,099
13,273	REVOLUTION Medicines, Inc. (b)	391,288
6,261	SpringWorks Therapeutics, Inc. (b)	308,417
42,187	Sutro Biopharma, Inc. (b)	207,138
9,501	Syndax Pharmaceuticals, Inc. (b)	222,703
19,383	Tango Therapeutics, Inc. (b)	215,733
11,212	Tyra Biosciences, Inc. (b)	224,128
70,794	Vor BioPharma, Inc. (b)	162,826
7,972	Xencor, Inc. (b)	182,957
7,045	Zentalis Pharmaceuticals, Inc. (b)	105,041
24,257	Zymeworks, Inc. (b)	291,326
		15,756,107
	Healthcare-Services — 0.7%
85,467	Ginkgo Bioworks Holdings, Inc. (b)	129,910

The accompanying notes are an integral part of these financial statements.

Range Cancer Therapeutics ETF

Schedule of Investments

February 29, 2024 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Pharmaceuticals — 17.2%
6,759	Arvinas, Inc. (b)	$310,779
2,794	Bristol-Myers Squibb Company	141,796
10,245	Enliven Therapeutics, Inc. (b)	163,613
25,337	Foghorn Therapeutics, Inc. (b)	195,855
11,212	HUTCHMED China, Ltd. - ADR (b)	169,413
20,490	Immuneering Corporation - Class A (b)	127,038
16,678	Kura Oncology, Inc. (b)	351,572
97,604	Lyell Immunopharma, Inc. (b)	285,004
1,544	Merck & Company, Inc.	196,320
6,768	Merus NV (b)	328,113
15,983	Repare Therapeutics, Inc. (b)	111,082
88,210	Summit Therapeutics, Inc. (b)	400,473
33,055	Y-mAbs Therapeutics, Inc. (b)	552,018
		3,333,076
	Software — 0.6%
4,993	Schrodinger, Inc. (b)	127,122

	TOTAL COMMON STOCKS (Cost $15,146,831)	19,346,215

	SHORT-TERM INVESTMENTS — 0.3%
54,269	First American Government Obligations Fund - Class X, 5.23% (c)	54,269
	TOTAL SHORT-TERM INVESTMENTS (Cost $54,269)	54,269
	TOTAL INVESTMENTS (Cost $15,201,100) — 100.1%	19,400,484
	Liabilities in Excess of Other Assets — (0.1)%	(10,361)
	NET ASSETS — 100.0%	$19,390,123

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 8 in the Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

Range Cancer Therapeutics ETF

Statement of Assets and Liabilities

February 29, 2024 (Unaudited)

ASSETS
Investments in securities, at value (Cost $15,201,100)	$19,400,484
Interest receivable	256
Total assets	19,400,740

LIABILITIES
Payable for capital shares redeemed	206
Management fees payable	10,411
Total liabilities	10,617

NET ASSETS	$19,390,123

Net Assets Consist of:
Paid-in capital	$54,629,922
Total distributable earnings (accumulated deficit)	(35,239,799)
Net assets	$19,390,123

Net Asset Value:
Net assets	$19,390,123
Shares outstanding ^	1,130,814
Net asset value, offering and redemption price per share	$17.15

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Range Cancer Therapeutics ETF

Statement of Operations

For the Six-Months Ended February 29, 2024 (Unaudited)

INCOME
Dividends	$1,211
Interest	1,365
Total investment income	2,576

EXPENSES
Management fees	47,613
Total expenses	47,613

Net investment income (loss)	(45,037)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	408,888
In-kind redemptions	140,637
Foreign currency transactions	(181)
Change in unrealized appreciation (depreciation) on investments	5,428,471
Net realized and unrealized gain (loss) on investments	5,977,815
Net increase (decrease) in net assets resulting from operations	$5,932,778

The accompanying notes are an integral part of these financial statements.

Range Cancer Therapeutics ETF

Statements of Changes in Net Assets

	Six-Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
OPERATIONS
Net investment income (loss)	$(45,037)	$(70,268)
Net realized gain (loss) on investments	549,344	(7,191,078)
Change in unrealized appreciation (depreciation) on investments	5,428,471	2,643,958
Net increase (decrease) in net assets resulting from operations	5,932,778	(4,617,388)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,585,920	8,645,440
Proceeds from shares issued in connection with reorganization(1)	3,720,303	—
Payments for shares redeemed	(1,488,585)	(17,622,685)
Transaction fees (Note 6)	—	1
Net increase (decrease) in net assets derived from capital share transactions (a)	3,817,638	(8,977,244)
Net increase (decrease) in net assets	$9,750,416	$(13,594,632)

NET ASSETS
Beginning of period/year	$9,639,707	$23,234,339
End of period/year	$19,390,123	$9,639,707

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	100,000	600,000
Shares issued in connection with reorganization(1)	380,814	—
Shares redeemed	(150,000)	(1,300,000)
Net increase (decrease)	330,814	(700,000)

(1)	Shares of Loncar China BioPharma ETF converted into shares of the Fund after close of business on October 20, 2023. See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Range Cancer Therapeutics ETF

Financial Highlights

For a capital share outstanding throughout the period/year

	Six-Months Ended February 29, 2024		Year Ended August 31,
	(Unaudited)		2023	2022	2021	2020	2019
Net asset value, beginning of period/year	$12.05		$15.49	$30.65	$26.86	$19.54	$25.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.04)		(0.05)	(0.06)	(0.11)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments (4)	5.14		(3.39)	(13.25)	4.19	7.39	(6.14)
Total from investment operations	5.10		(3.44)	(13.31)	4.08	7.32	(6.19)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	—		—	(0.61)	(0.29)	—	—
Tax return of capital to shareholders	—		—	(1.24)	—	—	—
Total distributions to shareholders	—		—	(1.85)	(0.29)	—	—

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 6)	—		0.00 (2)	—	—	—	—

Net asset value, end of period/year	$17.15		$12.05	$15.49	$30.65	$26.86	$19.54

Total return	42.30	%(5)	-22.21%	-45.54%	15.11%	37.47%	-24.05%

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$19,390		$9,640	$23,234	$44,439	$40,293	$34,195

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79	%(6)	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income (loss) to average net assets	-0.75	%(6)	-0.40%	-0.27%	-0.37%	-0.32%	-0.26%
Portfolio turnover rate (3)	20	%(5)	86%	64%	58%	53%	58%

(1)	Calculated based on average shares outstanding during the period.
(2)	Represents less than $0.005 per share.
(3)	Excludes the impact of in-kind transactions.
(4)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

Range Cancer Therapeutics ETF

Notes to Financial Statements

February 29, 2024 (Unaudited)

NOTE 1 – ORGANIZATION

Range Cancer Therapeutics ETF is a diversified series (the “Fund”) of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund’s investment objective is to track the performance, before fees and expenses, of the Range Cancer Therapeutics Index. The Fund commenced operations on October 13, 2015.

The end of the reporting period for the Fund is February 29, 2024, and the period covered by these Notes to Financial Statements is the six-month period of September 1, 2023 through February 29, 2024 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Range Cancer Therapeutics ETF

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of their shares to differ significantly from NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Range Cancer Therapeutics ETF

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$19,346,215	$—	$—	$19,346,215
Short-Term Investments	54,269	—	—	54,269
Total Investments in Securities	$19,400,484	$—	$—	$19,400,484

^	See Schedule of Investments for breakout of investments by industry group.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S.

Range Cancer Therapeutics ETF

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited) (Continued)

dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income and from net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for the Fund, rounded to the nearest cent. The

Range Cancer Therapeutics ETF

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited) (Continued)

Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to each Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences are primarily due to differing book and tax treatments for in-kind transactions. During the fiscal year ended August 31, 2023, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(2,114,746)	$2,114,746

J.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Exchange Traded Concepts, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration, accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses,

Range Cancer Therapeutics ETF

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited) (Continued)

accrued deferred tax liability, extraordinary expenses, distribution (12b-1) fees and expenses. For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.79% of the Fund’s average daily net assets.

Range Fund Holdings (the “Sponsor”), the Index Provider for the Fund, has entered into a licensing and expense reimbursement agreement with the Adviser, pursuant to which the Fund Sponsor agrees to license the use of the Fund’s underlying index to the Adviser. The Sponsor also provides marketing support for the Fund including, but not limited to, distributing the Fund’s materials and providing the Fund with access to and the use of Sponsor’s other marketing capabilities, including communications through print and electronic media discussing the Index. The Sponsor does not act as an investment adviser or otherwise provide investment advice to the Fund.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

All officers of the Trust are affiliated with the Administrator, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$6,150,645	$2,534,578

During the current fiscal period, there were no purchases or sales of U.S. Government securities by the Fund.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follow:

In-kind Purchases	In-kind Sales
$1,569,196	$1,462,260

Range Cancer Therapeutics ETF

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited) (Continued)

NOTE 5 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period.

The components of distributable earnings (accumulated deficit) and tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes as of August 31, 2023 were as follows:

Tax cost of investments	$12,620,626
Gross tax unrealized appreciation	732,247
Gross tax unrealized depreciation	(3,706,576)
Net tax unrealized appreciation (depreciation)	(2,974,329)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(38,198,248)
Distributable earnings (accumulated deficit)	$(41,172,577)

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to the tax deferral of losses from wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended August 31, 2023, the Fund elected to defer $159,448 of late-year ordinary losses. The Fund did not elect to defer any post-October capital losses.

At August 31, 2023, the Fund had the following capital loss carryforwards with no expiration:

Short-Term	Long-Term
$21,578,413	$16,640,387

There were no distributions paid by the Fund during the fiscal year ended August 31, 2023. The tax character of distributions paid by the Fund during the fiscal year ended August 31, 2022 was $764,347 of ordinary income and $1,552,322 of return of capital.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Nasdaq Stock Market LLC. Market prices for the shares may be different from its NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares called “Creation Units.”

Range Cancer Therapeutics ETF

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited) (Continued)

Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 — REORGANIZATION

After the close of business on October 20, 2023, Range Cancer Therapeutics ETF (the “Acquiring Fund”) acquired all net assets of the Loncar China BioPharma ETF (the “Acquired Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Trust on July 24, 2023. The Adviser and the Board recommended the reorganization due to the lack of scale in each Fund, and to eliminate duplicative products. The Reorganization closed as of the close of business October 20, 2023 as a taxable event. The expenses relating to the reorganization were borne by the Adviser. Under the terms of the Plan, shareholders of the Acquired Fund received shares of the the Acquiring Fund equal in U.S. dollar value to the interests of such shareholders in the

Range Cancer Therapeutics ETF

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited) (Continued)

Acquired Fund as of October 20, 2023. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. The following table illustrates the specifics of the reorganization:

	Pre- Reorganization Net Assets	Pre- Reorganization Shares Outstanding	Pre- Reorganization Net Asset Value
Loncar China BioPharma ETF	$3,720,303	275,000	$13.53
Range Cancer Therapeutics ETF	7,815,485	800,000	9.77

	Post- Reorganization Net Assets	Post- Reorganization Shares Outstanding	Exchange Ratio
Loncar China BioPharma ETF	$—	—	—
Range Cancer Therapeutics ETF	11,535,788	1,180,814	1.38477818

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since October 20, 2023.

Assuming the acquisition had been completed on September 1, 2023, the beginning of the annual reporting period of the Acquired Fund, the Acquiring Fund’s pro forma results of operations for the current fiscal period would be as follows:

Net investment income:	$(42,608)
Net realized gain (loss) on investments:	$(2,706,213)
Net increase (decrease) in net assets resulting from operations:	$(2,748,821)

NOTE 8 – RISKS

Industry Risk. To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

Country Risk. To the extent that the Fund invests more heavily in particular countries, its performance will be especially sensitive to developments that significantly affect those countries.

Cancer Therapeutics Companies Risk. The success of Cancer Therapeutics Companies heavily depends on the outcomes of clinical trials and obtaining necessary regulatory approvals for the development of new drugs and other treatments for cancer-related conditions. These companies face risks related to the failure of clinical trials, unforeseen

Range Cancer Therapeutics ETF

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Unaudited) (Continued)

safety issues, delays in the regulatory approval process, or failure to obtain approvals altogether. Cancer Therapeutics Companies are highly dependent on the development, procurement and marketing of drugs and the protection and exploitation of intellectual property rights. Changes in healthcare policies, reimbursement rates, patent laws, or regulations governing drug development and commercialization can significantly impact the industry and individual companies. These changes may affect profitability, market access, and the viability of certain products or technologies.

Range Cancer Therapeutics ETF

Expense Example

For the Six-Months Ended February 29, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated below in the Expense Example Table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2023	Ending Account Value February 29,2024	Expenses Paid During the Period (1)
Actual	$1,000.00	$ 1,423.00	$4.76
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,020.93	$3.97

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.79%, multiplied by the average account value during the period, multiplied by 182/366, to reflect the one-half year period.

Range Cancer Therapeutics ETF

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2023. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Range Cancer Therapeutics ETF

Approval of Advisory Agreement & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on October 5, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Exchange Traded Concepts, LLC (the “Adviser”) and the Trust, on behalf of Range Cancer Therapeutics ETF (formerly, Loncar Cancer Immunotherapy ETF) (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Fund by the Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser or its affiliates from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares the Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to the Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Fund, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Fund, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, representatives from the Adviser provided an oral overview of each Fund’s strategy, the services provided to each Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the approval of the continuation of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the

Range Cancer Therapeutics ETF

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Fund, including the day-to-day management of the Fund’s portfolio, monitoring the extent to which the Fund achieves its investment objective as an index-based fund, monitoring the Fund’s adherence to its investment restrictions and its compliance with the Fund’s policies and procedures and applicable securities regulations. Additionally, the Board considered that the Adviser does not serve as the index provider to the Fund; rather, the Fund tracks an index created and owned by Range Fund Holdings.

Historical Performance. The Trustees next considered the Fund’s performance. The Board observed that additional information regarding the Fund’s past investment performance, for periods ended June 30, 2023, had been included in the Materials, including the Barrington Report, which compared the performance results of the Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in the Fund’s Morningstar category – US Fund Health (the “Category Peer Group”). The Board considered that the funds included in the Peer Group were all index-based, health care sector ETFs with similar investment strategies. Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be the Fund’s most direct competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The funds included by the Adviser in the Selected Peer Group include ETFs that invest primarily in companies that focus on biotech and pharmaceutical drugs and therapies. The Board also took into consideration that the Fund changed its investment objective, underlying index, and principal investment strategies, on June 20, 2023, and those changes would not be reflected in the Fund’s returns for the periods ended June 30, 2023.

The Board noted that, for each of the one-year, three-year, five-year, and since inception periods ended June 30, 2023, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) slightly underperformed, but was generally consistent with, the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund significantly underperformed its broad-based benchmark, the S&P 500 Index, for each of the one-year, three-year, five-year, and since inception periods ended June 30, 2023. The Board considered, however, that the S&P 500 Index provides an indication of the performance of U.S.

Range Cancer Therapeutics ETF

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

large-cap companies; whereas, the Fund seeks to track the performance of an index comprised of U.S. exchange-listed pharmaceutical and biotechnology equity securities. In addition, the Board noted that the Fund’s investors seek very specific exposure to cancer therapeutics companies, not broad exposure to the large-cap equity market.

The Board also considered that, for the one-year, three-year, and five-year periods ended June 30, 2023, the Fund significantly underperformed the median return of its Peer Group and Category Peer Group. The Board also noted that the Fund significantly underperformed each of the funds in its Selected Peer Group for the one-year, three-year, and five-year periods ended June 30, 2023. The Board took into consideration that the Peer Group, Category Peer Group, and Selected Peer Group each include ETFs that invest in companies in the broader health care sector, rather than companies that specialize in cancer therapeutics.

Cost of Services Provided and Economies of Scale. The Board then reviewed the Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning the Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of the Adviser’s own fee and resources.

The Board noted that the Fund’s net expense ratio was equal to its unified fee (described above). The Board compared the Fund’s net expense ratio to those of its Peer Group and Category Peer Group as shown in the Barrington Report, as well as its Selected Peer Group. The Board noted that the Fund’s net expense ratio was higher than the median net expense ratio, but within the range of net expense ratios, of the funds in the Peer Group and lower than the median net expense ratio of the Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of the funds in its Selected Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Fund and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability with respect to the Fund at various actual and projected Fund asset levels.

Range Cancer Therapeutics ETF

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

The Board also considered the Fund’s expenses and the structure of the Fund’s advisory fee with respect to potential economies of scale. The Board noted that the Fund’s fee structure did not contain any breakpoint reductions as the Fund’s assets grow but considered that the Fund’s fee structure is a unified fee. The Board concluded that the current fee structure reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level. The Board also noted its intention to monitor fees as the Fund grows in size and assess whether advisory fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Range Cancer Therapeutics ETF

Federal Tax Information

(Unaudited)

For the fiscal year ended August 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2023 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.rangeetfs.com/cncr. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.rangeetfs.com/cncr daily.

Range Cancer Therapeutics ETF

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.rangeetfs.com/cncr.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Information About the Fund’s Trustees
(Unaudited)

The SAI includes additional information about the Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.rangeetfs.com/cncr.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.rangeetfs.com/cncr.

(This Page Intentionally Left Blank.)

Adviser

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, Oklahoma 73120

Index Provider

Range Fund Holdings
7307 SW Belevand Road
Tigard, Oregon 97223

Distributor

Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis, & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Range Cancer Therapeutics ETF
Symbol – CNCR
CUSIP – 26922A826

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	5/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	5/7/2024

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	5/7/2024

*	Print the name and title of each signing officer under his or her signature.